SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 18, 2006

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

(Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the registrant’s annual meeting of shareholders held April 18, 2006, the registrant’s shareholders approved the adoption of the registrant’s Director Equity Plan (2006). The Plan is filed as exhibit 10.1 hereto (incorporated by reference to Exhibit A to the registrant’s Proxy Statement dated March 15, 2006 filed with the Securities and Exchange Commission) and the terms of such Plan are incorporated in this Item 1.01 by reference.

ITEM	9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
10.1	Mellon Financial Corporation Director Equity Plan (2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 12, 2006	MELLON FINANCIAL CORPORATION

	By:	/s/ Michael A. Bryson
Michael A. Bryson
Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
10.1	Mellon Financial Corporation Director Equity Plan (2006)	Previously filed as Exhibit A to Proxy Statement dated March 15, 2006 and incorporated herein by reference.